UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 31, 2026

Date of Report (Date of Earliest Event Reported)

Vontier Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39483	84-2783455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5438 Wade Park Boulevard, Suite 600
Raleigh, NC	27607
(Address of Principal Executive Offices)	(Zip Code)

(984) 275-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	VNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 31, 2026, Vontier Corporation, a Delaware corporation (“Vontier”), and certain of its subsidiaries entered into a 364-day Term Loan Agreement with PNC Bank, National Association, as administrative agent, and the lenders party thereto (the “Term Loan Agreement”). The Term Loan Agreement provides for a 364-day, $300 million senior unsecured term loan facility (the “Term Loan Facility”). The Term Loan Facility matures on March 30, 2027.

Loans under the Term Loan Facility bear interest, at Vontier’s option, at variable per annum rates equal to (i) Term SOFR (as defined in the Term Loan Agreement) for the applicable interest period plus a margin ranging from 0.070% to 1.325% or (ii) a Base Rate (as defined in the Term Loan Agreement) plus a margin ranging from 0% to 0.325%, in each case based on Vontier’s long-term debt credit ratings. The Term Loan Agreement also provides for the payment of customary fees.

The above description of the Term Loan Agreement is qualified in its entirety by reference to the Term Loan Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	364-Day Term Loan Agreement, dated as of March 31, 2026, by and among Vontier Corporation and certain of its subsidiaries party thereto, PNC Bank, National Association, as Administrative Agent, and the other Lenders party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONTIER CORPORATION

Date: March 31, 2026	By:	/s/ Courtney Kamlet
	Name:	Courtney Kamlet
	Title:	Vice President - Chief Governance Officer & Chief of Staff